Exhibit 23


                                          Consent of Independent Auditors

We consent to the incorporation by reference in Post Effective Amendment No. 1 to Registration Statement (Form S-8 No. 33-67474) pertaining to the Sanderson Farms, Inc. and Affiliates Stock Option Plan of our report dated December 12, 1997, with respect to the consolidated financial statements and schedule of Sanderson Farms, Inc. included in the Annual Report (Form 10-K) for the year ended October 31, 1997.


                                                     /s/Ernst & Young LLP


Jackson, Mississippi
January 23, 1998